                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D. C. 20549


                                   FORM 8-K

                                CURRENT REPORT



                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

                      Date of Report - January 26, 1996
                      (Date of earliest event reported)


                               GTE Corporation
            (Exact name of registrant as specified in its charter)


                                   NEW YORK
        (State or other jurisdiction of incorporation or organization)


               1-2755                             13-1678633
       (Commission File Number)        (IRS Employer Identification No.)






One Stamford Forum
Stamford, Connecticut                                                  06904
(Address of principal executive offices)                             (Zip Code)
203-965-2000

                                GTE CORPORATION

                                    FORM 8-K

                              ITEM OF INFORMATION

Item 5.  Other Events

The following investor news releases issued by GTE Corporation ("GTE") are filed herewith on Form 8-K and, as such, made available to any and all interested parties.

GTE ADOPTS ACCOUNTING METHODS
FOR COMPETITIVE MARKETPLACE

Reflecting significant changes in the regulatory environment and the increasingly competitive marketplace in which it operates, GTE will discontinue the use of Statement of Financial Accounting Standards No. 71--"Accounting for the Effects of Certain Types of Regulation"--(FAS 71) effective
January 1, 1996.

The decision to discontinue FAS 71, which specifies the accounting practices to be used by regulated companies, will result in a $7.5 billion non-cash, pre-tax charge in the fourth quarter of 1995. This extraordinary charge will reduce 1995 net income by $4.7 billion, and reduce earnings per share by approximately $4.83.

During 1995, ten states in which GTE operates--including California, Florida and Texas--initiated or passed legislation allowing local competition.
Further, there has been a shift recently in the manner in which GTE is regulated. At the end of 1994, 49% of the company's domestic telephone revenues were subject to alternative forms of regulation. However, beginning in 1996, approximately 70% of the company's domestic telephone service revenues will be subject to alternative forms of regulation.

The influx of local competition and the shift in the regulatory framework have led to the conclusion that this change, which also has been adopted by all of the Regional Bell Operating Companies, is appropriate for GTE at this time.

FINANCIAL STATEMENT IMPACT

The one-time charge primarily represents an adjustment to the net book value of telephone plant and equipment through an increase in accumulated depreciation. This increase reflects the adoption of shorter asset lives than those set by regulators and which management believes more closely indicate the economic lives of the plant and equipment.

The adoption of shorter plant lives creates a reduction in net plant investment, recognizing new costs that otherwise would have been reflected as future depreciation expense. The discontinuance of FAS 71 is for external reporting only and will have no regulatory or tax reporting effects.

GTE's international telephone operations in Canada and Venezuela are not affected by this change. CODETEL, GTE's Dominican Republic telephone subsidiary, will make a minor adjustment reducing the longer asset lives previously used for financial reporting purposes.

In addition to the write-down of net plant, discontinuing FAS 71 requires the write-off of any other expenses that have been deferred based on regulatory rate-setting that assured future recovery (regulatory assets) and other charges. GTE's regulatory assets and other charges included in the discontinuation of FAS 71 amount to $226 million ($143 million after tax), primarily representing cost deferrals approved by regulators.

The FAS 71 charge will not affect GTE's cash flow, nor is it expected to affect the company's debt ratings. Further, management does not expect a significant change in future depreciation expense as a result of the discontinuance of FAS 71.

OTHER ADJUSTMENTS

Under FAS 71 requirements, sales of construction, maintenance equipment and supplies by GTE subsidiaries to the company's regulated telephone subsidiaries were not eliminated. With the discontinuation of FAS 71, GTE will reclassify its revenues to eliminate such revenues and costs of sales, as is required under conventional accounting standards. To facilitate comparisons, prior-year periods will also be reclassified.

In addition, the allowance for uncollectible accounts will be reclassified as an operating expense consistent with industry practice. The allowance was previously classified as a reduction of revenues and sales.

To assist in the compilation of data, pages 3 and 4 of this newsletter reflect the impact of the revenue elimination and uncollectible accounts reclassification on GTE's consolidated and domestic telephone operating results for the past seven quarters. Page 5 provides details regarding plant asset balances, network asset lives and the financial statement impact of this decision. Pages 6 through 9 present GTE's complete fourth quarter 1994 earnings release in the new format.

                ----------------------------------------------------------------
                GTE Corporation and Subsidiaries
                CONSOLIDATED STATEMENTS OF INCOME--RECLASSIFIED
                (Millions of Dollars, Except Per Share Amounts)


                                                                         1995
                                                     ------------------------------------------------------
                                                        1st             2nd             3rd            Year
                                                     Quarter         Quarter         Quarter         to Date
============    --------------------------------------------------------------------------------------------
1995 RESULTS    REVENUES AND SALES:
TO DATE         Local services ....................  $1,409          $1,441          $1,459          $ 4,309
RECLASSIFIED    Network access services............   1,084           1,075           1,081            3,240
                Toll services......................     642             639             658            1,939
                Cellular services..................     492             536             574            1,602
                Directory services.................     224             362             330              916
                Other services and sales...........     814             879             894            2,587
                                                     -------------------------------------------------------
                  Total revenues and sales.........   4,665           4,932           4,996           14,593
                                                     -------------------------------------------------------
                OPERATING COSTS AND EXPENSES:
                Cost of services and sales.........   1,770           1,860           1,849            5,479
                Depreciation and amortization......     894             906             930            2,730
                Selling, general & administrative..     837             931             884            2,652
                                                     -------------------------------------------------------
                  Total costs and expenses.........   3,501           3,697           3,663           10,861
                                                     -------------------------------------------------------
                OPERATING INCOME...................   1,164           1,235           1,333            3,732
                                                     -------------------------------------------------------
                OTHER (INCOME) DEDUCTIONS:.........
                Interest expense--net..............     260             257             262              779
                Other--net.........................      26              14             (15)              25
                                                     -------------------------------------------------------
                Income before income taxes.........     878             964           1,086            2,928
                Income tax provision...............     335             383             391            1,109
                                                     -------------------------------------------------------
                NET INCOME.........................  $  543          $  581          $  695          $ 1,819
                                                     =======================================================
                EARNINGS PER COMMON SHARE..........  $  .56          $  .60          $  .72          $  1.88
                                                     =======================================================
                AVERAGE COMMON SHARES..............     967             970             970              969
                                                     =======================================================
                U.S. TELEPHONE OPERATIONS:
                Revenues...........................  $3,190          $3,311          $3,322          $ 9,823
                Operating income...................     904             937             929            2,770
                --------------------------------------------------------------------------------------------


         ------------------------------------------------------------
                   GTE Corporation and Subsidiaries
                   CONSOLIDATED STATEMENTS OF INCOME--RECLASSIFIED (Millions of Dollars, Except Per Share Amounts)

                                                                                                    1994
                                                                           ---------------------------------------------------------
                                                                               1st         2nd         3rd           4th    Total
                                                                           Quarter     Quarter     Quarter       Quarter     Year
=================  -----------------------------------------------------------------------------------------------------------------

1994 RESULTS       REVENUES AND SALES:
RECLASSIFIED       Local services . . . . . . . . . . . . . . . . . . . .  $1,288      $1,305       $1,309       $1,332     $ 5,234
                   Network access services  . . . . . . . . . . . . . . .   1,099       1,129        1,053        1,067       4,348
                   Toll services  . . . . . . . . . . . . . . . . . . . .     801         808          849          827       3,285
                   Cellular services  . . . . . . . . . . . . . . . . . .     362         407          438          459       1,666
                   Directory services . . . . . . . . . . . . . . . . . .     290         325          291          466       1,372
                   Other services and sales . . . . . . . . . . . . . . .     818         866          939        1,000       3,623
                                                                           --------------------------------------------------------
                       Total revenues and sales . . . . . . . . . . . . .   4,658       4,840        4,879        5,151      19,528
                                                                           --------------------------------------------------------
                   OPERATING COSTS AND EXPENSES:
                   Cost of services and sales . . . . . . . . . . . . . .   1,896       1,915        1,923        1,943       7,677
                   Depreciation and amortization  . . . . . . . . . . . .     837         842          851          902       3,432
                   Selling, general & administrative  . . . . . . . . . .     858         908          877        1,024       3,667
                                                                           --------------------------------------------------------
                       Total costs and expenses . . . . . . . . . . . . .   3,591       3,665        3,651        3,869      14,776
                                                                           --------------------------------------------------------
                   OPERATING INCOME . . . . . . . . . . . . . . . . . . .   1,067       1,175        1,228        1,282       4,752
                                                                           --------------------------------------------------------
                   OTHER (INCOME) DEDUCTIONS:
                   Interest expense--net  . . . . . . . . . . . . . . . .     260         270          264          265       1,059
                   Other--net . . . . . . . . . . . . . . . . . . . . . .      (5)        (81)         (91)        (103)       (280)
                                                                           --------------------------------------------------------
                   Income before income taxes . . . . . . . . . . . . . .     812         986        1,055        1,120       3,973
                   Income tax provision . . . . . . . . . . . . . . . . .     312         393          398          429       1,532
                                                                           --------------------------------------------------------
                   NET INCOME . . . . . . . . . . . . . . . . . . . . . .  $  500      $  593       $  657       $  691     $ 2,441
                                                                           ========================================================
                   EARNINGS PER COMMON SHARE  . . . . . . . . . . . . . .  $  .52      $  .62       $  .69       $  .72     $  2.55
                                                                           ========================================================
                   AVERAGE COMMON SHARES  . . . . . . . . . . . . . . . .     954         956          958          963         958
                                                                           ========================================================
                   CONSOLIDATED PRO FORMA(a):
                     Revenues  . . . . . . . . . . . . . . . . . . . . . .  $4,533      $4,713       $4,813       $5,132    $19,191
                     Operating income  . . . . . . . . . . . . . . . . . .   1,044       1,155        1,223        1,278      4,700
                   U.S. TELEPHONE OPERATIONS:
                     Revenues  . . . . . . . . . . . . . . . . . . . . . .  $3,222      $3,311       $3,273       $3,406    $13,212
                     Operating income  . . . . . . . . . . . . . . . . . .     850         882          875          883      3,490
                     PRO FORMA(b):
                     Revenues  . . . . . . . . . . . . . . . . . . . . . .   3,141       3,232        3,252        3,399     13,024
                     Operating income  . . . . . . . . . . . . . . . . . .     828         861          870          879      3,438
                   ----------------------------------------------------------------------------------------------------------------


                   (a) Excludes the results of operations of GTE Spacenet and certain non-strategic domestic local-exchange telephone properties which were sold during 1994.

                   (b) Excludes the results of operations of certain
                       non-strategic domestic local-exchange telephone properties which were sold during 1994.

--------------------------------------------------------------------------------
GTE Corporation and Subsidiaries
GTE TELEPHONE OPERATIONS
PLANT ASSET BALANCES
September 30, 1995

                                                As Reported                              Pro Forma
                                --------------------------------------------     -------------------------
                                Network Plant       Accumulated          Net         Reserve           Net
Category of Assets                 In Service      Depreciation        Plant     Adjustments         Plant
----------------------------------------------------------------------------------------------------------
                                                             (Billions of Dollars)

DOMESTIC:
Copper.......................           $14.2            $ (6.5)       $ 7.7           $(4.6)        $ 3.1
Switching....................             8.6              (3.4)         5.2            (1.9)          3.3
Circuit......................             5.1              (2.5)         2.6            (0.6)          2.0
Fiber........................             0.9              (0.2)         0.7            (0.1)          0.6
Other........................            10.8              (4.1)         6.7              --           6.7
                               ---------------------------------------------------------------------------
  Total domestic.............            39.6             (16.7)        22.9            (7.2)         15.7

INTERNATIONAL................             6.1              (2.5)         3.6            (0.1)          3.5
                               ---------------------------------------------------------------------------
  Total......................           $45.7            $(19.2)       $26.5           $(7.3)        $19.2
                               ===========================================================================
Depreciation reserve ratio...                                             42%                           58%
                                                                          ==                            ==


----------------------------------------------------------------------------------------------------------
GTE TELEPHONE OPERATIONS
NETWORK ASSET LIVES
(In Years)
                                                                                     Average Lives
                                                                                --------------------------
                                                                                Regulator-
                                                                                Prescribed        Economic
----------------------------------------------------------------------------------------------------------
Copper......................................................................         20-30              15
Switching...................................................................         17-19              10
Circuit.....................................................................         11-13               8
Fiber.......................................................................         25-30              20



----------------------------------------------------------------------------------------------------------
CONSOLIDATED PRO FORMA FINANCIAL STATEMENT IMPACTS
INCOME STATEMENT
(Billions of Dollars, Except Per Share Amounts)

                                                                                                 Estimated
                                                                    Pre-tax      After-tax       Per Share
----------------------------------------------------------------------------------------------------------
Extraordinary charge:
Adjustment to net carrying value of telephone plant...............     $7.3           $4.5           $4.68
Elimination of regulatory assets & liabilities....................      0.2            0.2            0.15
                                                                   ---------------------------------------
Total.............................................................     $7.5           $4.7           $4.83
                                                                   =======================================



BALANCE SHEET

                                                                              September 30,      Impact of
                                                                                       1995         Change
----------------------------------------------------------------------------------------------------------
Debt ratio................................................................               63%            11%
Book value per share......................................................            $6.62         $(4.83)


                    -----------------------------------------------------------
                    GTE Corporation and Subsidiaries
                    CONSOLIDATED STATEMENTS OF INCOME(a) -- RECLASSIFIED (Millions of Dollars, Except Per Share Amounts)

                                                                                                                   1994
                                                                                                         ------------------------
                                                                                                          Fourth      Year Ended
                                                                                                         Quarter     December 31,
================   --------------------------------------------------------------------------------------------------------------

YEAR END 1994      REVENUES AND SALES(b):
EARNINGS RELEASE   Local services ...................................................................     $1,332          $ 5,234
RECLASSIFIED       Network access services...........................................................      1,067            4,348
                   Toll services.....................................................................        827            3,285
                   Cellular services.................................................................        459            1,666
                   Directory services................................................................        466            1,372
                   Other services and sales..........................................................      1,000            3,623
                                                                                                          -----------------------
                     Total revenues and sales........................................................      5,151           19,528
                                                                                                          -----------------------
                   OPERATING COSTS AND EXPENSES:
                   Cost of services and sales........................................................      1,943            7,677
                   Depreciation and amortization.....................................................        902            3,432
                   Selling, general & administrative.................................................      1,024            3,667
                                                                                                          -----------------------
                     Total costs and expenses........................................................      3,869           14,776
                                                                                                          -----------------------
                   OPERATING INCOME(b)...............................................................      1,282            4,752
                                                                                                          -----------------------
                   OTHER (INCOME) DEDUCTIONS:
                   Interest expense -- net...........................................................        265            1,059
                   Other -- net(c)...................................................................       (103)            (280)
                                                                                                          -----------------------
                   Income before income taxes........................................................      1,120            3,973
                   Income tax provision..............................................................        429            1,532
                                                                                                          -----------------------
                   NET INCOME........................................................................     $  691           $2,441
                                                                                                          =======================
                   EARNINGS PER COMMON SHARE.........................................................     $ 0.72           $ 2.55
                                                                                                          =======================
                   AVERAGE COMMON SHARES.............................................................        963              958
                                                                                                          =======================
                   --------------------------------------------------------------------------------------------------------------

                   NOTES:

                   (a) In response to recently enacted and pending legislation and the increasingly competitive environment in which GTE expects to operate, effective January 1, 1996, GTE is discontinuing the use of accounting practices appropriate to regulated enterprises ("FAS 71"). For comparability, the accompanying Consolidated Statements of
                   Income have been reclassified to reflect the elimination of intercompany sales and costs of materials and equipment to regulated telephone operations. The elimination of such sales and costs was not required under the provisions of FAS 71. In addition, uncollectible revenue accounts have been reclassified, from revenues and sales to selling, general and administrative expenses in order to be consistent with non-regulated accounting practices.

                   (b) The Consolidated Statements of Income for 1994 include the results of operations, through the date of sale, of GTE Spacenet and certain non-strategic domestic local-exchange telephone properties which were sold during
                   1994. For comparability, the table below includes pro forma adjustments to remove the 1994 operating results of GTE Spacenet and the telephone properties sold.

                                                                                                                   1994
                                                                                                         ------------------------
                                                                                                          Fourth      Year Ended
                                                                                                         Quarter     December 31,
                  ---------------------------------------------------------------------------------------------------------------

                  Revenues and sales.................................................................     $5,132           $19,191
                  Operating income...................................................................     $1,278           $ 4,700

                  (c) In connection with the program to sell or trade a small percentage of non-strategic domestic local-exchange telephone properties, 1994 results include pre-tax gains of $71 million and $264 million in the fourth quarter and full year, respectively. These gains increased net income by $43 million, or $.05 per share, in the fourth quarter and $162 million, or $.17 per share, for the year ended December 31, 1994.

                          -----------------------------------------------------
                          GTE Corporation and Subsidiaries
                          SELECTED FINANCIAL AND OPERATING DATA -- RECLASSIFIED (Millions of Dollars, Except Per Share Amounts)

                                                                                                   1994
                                                                                        ----------------------
                                                                                        Fourth     Year Ended
                                                                                        Quarter   December 31,
                                                                                        -------   ------------
================          ------------------------------------------------------------------------------------
YEAR END 1994             CONSOLIDATED OPERATIONS:
EARNINGS RELEASE            Operating income .......................................    $1,282       $  4,752
RECLASSIFIED                Depreciation and amortization ..........................       902          3,432
                                                                                        ------       --------
                                Operating cash flow ................................    $2,184       $  8,184
                                                                                        ======       ========
                            Operating cash flow margin .............................      42.4%          41.9%

                            Capital expenditures ...................................    $1,451       $  4,192
                            Return on equity(a) ....................................                     24.8%
                            Return on investment(a) ................................                     13.1
                            Debt ratio .............................................                     53.8

                          PER SHARE DATA:
                            Book value per share....................................                 $  10.85
                            Dividends per share.....................................      0.47           1.88
                            Common shares outstanding at end of period
                            (thousands).............................................                  965,085

                          NETWORK STATISTICS:
                            Access lines (thousands):
                             United States..........................................                   17,442
                             International..........................................                    5,417
                                                                                                     --------
                                   Total access lines...............................                   22,859
                                                                                                     ========
                            Cellular subscribers (thousands):
                             United States..........................................                    2,339
                             International..........................................                      321
                                                                                                     --------
                                   Total cellular subscribers.......................                    2,660
                                                                                                     ========
                            Adjusted POPs (millions)(b):
                             United States..........................................                     53.0
                             International..........................................                     15.0
                                                                                                     --------
                                   Total adjusted POPs..............................                     68.0
                                                                                                     ========
                            -----------------------------------------------------------------------------------

                           (a)  The 1994 annualized returns include the
                                gains on the sales of certain non-
                                strategic domestic local-exchange
                                telephone properties. Excluding these
                                gains, return on equity would be 23.3%
                                while return on investment would be 12.5%.

                           (b) Represents population served times GTE's ownership interest.

                        ------------------------------------------------------
                        GTE Corporation and Subsidiaries
                        SELECTED FINANCIAL AND OPERATING DATA(a)--RECLASSIFIED (Millions of Dollars, Except Revenues Per Subscriber)

                                                                                       1994
                                                                              ----------------------
                                                                              Fourth      Year Ended
                                                                              Quarter    December 31,
================        ----------------------------------------------------------------------------
YEAR END 1994           DOMESTIC NETWORK SERVICES(b):
EARNINGS RELEASE        Revenues:
RECLASSIFIED               Local network services..........................     $ 1,143     $ 4,504
                           Network access services
                              Interstate...................................         658       2,722
                              Intrastate...................................         404       1,613
                           Toll services...................................         559       2,191
                           Cellular services...............................         424       1,539
                                                                                -------------------
                                Total network revenues.....................     $ 3,188     $12,569
                                                                                ===================
                        U.S. TELEPHONE OPERATIONS:
                        Revenues and sales(c)..............................     $ 3,406     $13,212
                        Operating income...................................     $   883     $ 3,490
                        Depreciation and amortization......................         700       2,640
                                                                                -------------------
                               Operating cash flow.........................     $1,583      $ 6,130
                                                                                ===================
                        Operating cash flow margin.........................        46.5%       46.4%
                        Capital expenditures...............................     $   979     $ 2,821

                        Access minutes of use(millions)(d):
                           Interstate......................................       9,943      39,466
                           Intrastate......................................       5,020      19,723
                                                                                -------------------
                                Total access minutes of use................      14,963      59,189
                                                                                ===================
                        Toll minutes(millions).............................       2,453      10,191
                                                                                ===================
                        Access lines(thousands):
                           Switched........................................                  16,037
                           Special.........................................                   1,405
                                                                                            -------
                                Total access lines.........................                  17,442
                                                                                            =======
                        Access lines per employee..........................                     252

                        U.S. CELLULAR:
                        Service revenues...................................      $  424     $ 1,539
                        Operating income...................................      $   61     $   278
                        Depreciation and amortization......................          67         265
                                                                                 ------------------
                                Operating cash flow........................      $  128     $   543
                                                                                 ==================
                        Operating cash flow margin(e)......................         30.2%      35.3%
                        Capital expenditures...............................      $  261     $   610
                        Revenues per subscriber per month..................          66          68
                        End of period penetration(f).......................                     4.8%

                        ---------------------------------------------------------------------------


                        (a) The data presented includes the results of
                            operations, through the date of sale, of certain non-strategic domestic local-exchange telephone properties which were sold during 1994. See accompanying table of pro forma results which exclude the results of these properties.

                        (b) Represents service revenues from GTE's U.S.
                            telephone and cellular network operations.

                        (c) Represents domestic telephone revenues from local,
                            network access, toll, and other services and equipment sales.

                        (d) Prior period amounts have been restated and include
                            intraLATA minutes of use.

                        (e) Represents operating cash flow divided by cellular
                            service revenues.

                        (f) Represents subscribers divided by total population
                            available in markets operated by GTE's domestic cellular operations.

                        -----------------------------------------------------------------
                        GTE Corporation and Subsidiaries
                        SELECTED FINANCIAL AND OPERATING DATA--PRO FORMA(a)--RECLASSIFIED
                        (Millions of Dollars)
                                                                           1994
                                                                -------------------------
                                                                 Fourth        Year Ended
                                                                Quarter      December 31,
================        -----------------------------------------------------------------
YEAR END 1994           DOMESTIC NETWORK SERVICES(b):
EARNINGS RELEASE        Revenues:
RECLASSIFIED              Local network services..............  $1,141            $ 4,443
                          Network access services
                            Interstate........................     655              2,663
                            Intrastate........................     402              1,573
                          Toll services.......................     559              2,177
                          Cellular services...................     424              1,539
                                                                -------------------------
                                Total network revenues........  $3,181            $12,395
                                                                =========================
                         U.S. TELEPHONE OPERATIONS:
                         Revenues and sales(c)................  $3,399            $13,024

                         Operating income.....................  $  879            $ 3,438
                         Depreciation and amortization........     698              2,605
                                                                -------------------------
                                Operating cash flow...........  $1,577            $ 6,043
                                                                =========================
                         Operating cash flow margin...........    46.4%              46.4%

                         Capital expenditures.................  $  977            $ 2,791

                         Access minutes of use (millions)(d):
                            Interstate........................   9,924             38,956
                            Intrastate........................   5,014             19,490
                                                                -------------------------
                                Total access minutes of use...  14,938             58,446
                                                                =========================
                         Toll minutes (millions)..............   2,449              9,993
                                                                =========================
                         Access lines (thousands):
                            Switched..........................                     16,037
                            Special...........................                      1,405
                                                                                  -------
                                Total access lines............                     17,442
                                                                                  =======
                         Access lines per employee............                        252

                        -----------------------------------------------------------------

                        (a) The pro forma data presented includes adjustments to remove the results of operations, through the date of sale, of certain non-strategic domestic local-exchange telephone properties which were sold during 1994.

                        (b) Represents service revenues from GTE's U.S. telephone and cellular network operations.

                        (c) Represents domestic telephone revenues from local, network access, toll, and other services and equipment sales.

                        (d) Prior period amounts have been restated and include intraLATA minutes of use.

GTE TO ENHANCE FINANCIAL REPORTING
STARTING IN THE THIRD QUARTER
===============================================================================
To reflect changes in the telecommunications industry, GTE is enhancing the presentation of its financial performance. This enhancement involves expanding the consolidated income statement disclosures and replacing the traditional reporting of segmented results between "Telephone Operations" and "Telecommunications Products and Services."

"The changes in our financial reporting are being propelled by the rapid convergence of technology in our core businesses," explained J. Michael Kelly, senior vice president--finance. "We are bundling services for our customers, which is blurring the distinction between traditional telephone and telecommunications products and services; our financial reporting should mirror these changes. In making the reporting changes, we also reviewed industry practices, the FASB's current views on disaggregated disclosures and SEC guidelines. The changes also make it easier to understand and compare our results with those of other telecommunications companies. Given the rapid change in telecommunications, future enhancements are likely."

Specifically, the company will begin providing additional details of its revenue sources, including cellular, directory and other services and sales. Cellular service revenues include revenues from GTE's domestic and international mobile-cellular service providers. Directory services revenues include revenues and sales from the publication and distribution of telephone directory-related products and services, including Yellow Pages advertising. Revenues from other services and sales include revenues and sales from government and defense communication systems and equipment, aircraft passenger telecommunications services, sales of wireline and wireless equipment and other.

GTE is also expanding its disclosures of operating costs and expenses to allow for easier comparisons. Cost of services and sales will be reported separately from selling, general and administrative expenses to provide better information on the company's margins and overhead. Cost of services and sales include costs and expenses which vary directly with the volume of revenues and relate directly to the provision of services or production of products. Selling, general and administrative expenses are costs and expenses incurred to obtain a customer or new revenue source as well as general support costs.

Finally, the company is narrowing the types of items which are included in "other" income and deductions. This caption will now include equity in earnings of unconsolidated subsidiaries, minority interests, preferred dividends, foreign exchange gains and losses, and gains and losses on sales of properties.

In summary, the revised Consolidated Statements of Income significantly expand the amount of detail provided to users regarding types and sources of revenues and the nature of operating costs and expenses. At the same time, details of traditional key performance indicators, including line growth, customer gains, etc., will continue to be provided.

To assist in the compilation of data, pages 11 and 12 of this newsletter show the reclassified Consolidated Statements of Income for the past six quarters. Pages 13 through 16 present GTE's complete second quarter 1995 earnings release recast into the new format, while page 17 presents the second-quarter Summary of Consolidated Results as previously reported.

                                                                        -----------------------------------------------
                                                                                       GTE Corporation and Subsidiaries
                                                                                      CONSOLIDATED STATEMENTS OF INCOME
                                                                        (Millions of Dollars, Except Per Share Amounts)
                                                                        -----------------------------------------------

                                                                                                             1995
                                                                                                      -----------------
                                                                                                      1st        2nd
                                                                                                      Quarter   Quarter
============================================================   --------------------------------------------------------
1995 RESULTS TO DATE RECLASSIFIED                              REVENUES AND SALES:
                                                               Local services......................   $1,409    $1,441
                                                               Network access services.............    1,084     1,075
                                                               Toll services.......................      642       639
Service revenues from mobile-cellular service providers.....   Cellular services...................      492       536

Revenues and sales from the publication and distribution
of telephone directory-related services, including Yellow
Pages advertising...........................................   Directory services..................      224       361

Revenues and sales of government and defense communication
systems and equipment, aircraft passenger telecommunica-
tions services, sales of wireline and wireless equipment
and other...................................................   Other services and sales............      911       993
                                                                                                      ----------------
                                                                 Total revenues and sales..........    4,762     5,045
                                                                                                      ----------------
                                                               OPERATING COSTS AND EXPENSES:
Costs which vary directly with the volume of revenues and
relate directly to the provision of services or production
of products.................................................   Cost of services and sales..........    1,929     2,047
                                                               Depreciation and amortization.......      894       906
Costs incurred to obtain a customer or new revenue source
as well as general support costs............................   Selling, general & administrative...      775       857
                                                                                                      ----------------
                                                                 Total costs and expenses..........    3,598     3,810
                                                                                                      ----------------
                                                               OPERATING INCOME....................    1,164     1,235
                                                                                                      ----------------
                                                               OTHER (INCOME) DEDUCTIONS:
                                                               Interest expense--net...............      260       257
Includes the following:
- equity in earnings of unconsolidated subsidiaries
- minority interest
- preferred dividends
- foreign exchange gains and losses
- gains and losses on sales of properties...................   Other--net..........................       26        14
                                                                                                      ----------------
                                                               Income before income taxes..........      878       964
                                                               Income tax provision................      335       383
                                                                                                      ----------------
                                                               NET INCOME..........................   $  543    $  581
                                                                                                      ================
                                                               EARNINGS PER COMMON SHARE...........   $  .56    $  .60
                                                                                                      ================
                                                               AVERAGE COMMON SHARES...............      967       970
                                                                                                      ================
                                                              --------------------------------------------------------


                ----------------------------------------------------------------
                GTE Corporation and Subsidiaries
                CONSOLIDATED STATEMENTS OF INCOME
                (Millions of Dollars, Except Per Share Amounts)

                                                                              1994
                                                        ------------------------------------------------
                                                             1st       2nd       3rd       4th   Total
                                                         Quarter   Quarter   Quarter   Quarter    Year
============    ----------------------------------------------------------------------------------------
1994 RESULTS    REVENUES AND SALES:
RECLASSIFIED    Local services.......................    $1,288    $1,305    $1,309    $1,332    $ 5,234
                Network access services..............     1,099     1,129     1,053     1,067      4,348
                Toll services........................       801       808       849       827      3,285
                Cellular services....................       362       407       438       459      1,666
                Directory services...................       291       328       293       468      1,380
                Other services and sales.............       905       978     1,053     1,095      4,031
                                                         -----------------------------------------------
                  Total revenues and sales...........     4,746     4,955     4,995     5,248     19,944
                                                         -----------------------------------------------
                OPERATING COSTS AND EXPENSES:
                Cost of services and sales...........     2,043     2,099     2,102     2,116      8,360
                Depreciation and amortization........       837       842       851       902      3,432
                Selling, general & administrative....       799       839       814       948      3,400
                                                         -----------------------------------------------
                  Total costs and expenses...........     3,679     3,780     3,767     3,966     15,192
                                                         -----------------------------------------------
                OPERATING INCOME.....................     1,067     1,175     1,228     1,282      4,752
                                                         -----------------------------------------------
                OTHER (INCOME) DEDUCTIONS:
                Interest expense-net.................       260       270       264       265      1,059
                Other-net............................        (5)      (81)      (91)     (103)      (280)
                                                         -----------------------------------------------
                Income before income taxes...........       812       986     1,055     1,120      3,973
                Income tax provision.................       312       393       398       429      1,532
                                                         -----------------------------------------------
                NET INCOME...........................    $  500    $  593    $  657    $  691    $ 2,441
                                                         ===============================================
                EARNINGS PER COMMON SHARE............    $  .52    $  .62    $  .69    $  .72    $  2.55
                                                         ===============================================
                AVERAGE COMMON SHARES................       954       956       958       963        958
                                                         ===============================================
                PRO FORMA(a):
                  Revenues...........................    $4,621    $4,828    $4,929    $5,229    $19,607
                  Operating Income...................     1,044     1,155     1,223     1,278      4,700

               ----------------------------------------------------------------------------------------

                (a) Excludes the results of operations of GTE Spacenet and certain non-strategic domestic local-exchange telephone properties which were sold during 1994.

                 --------------------------------------------------------------
                 GTE Corporation and Subsidiaries
                 CONSOLIDATED STATEMENTS OF INCOME(a)-RECLASSIFIED
                 (Millions of Dollars, Except Per Share Amounts)


                                                                    SECOND QUARTER          SIX MONTHS ENDED JUNE 30,
                                                               ------------------------------------------------------
                                                                                 Percent                      Percent
                                                               1995      1994     Change     1995      1994    Change
==============    ---------------------------------------------------------------------------------------------------
SECOND-QUARTER    REVENUES AND SALES(b):
1995 EARNINGS     Local services..........................    $1,441    $1,305     10.4    $2,850    $2,593      9.9
RELEASE           Network access services.................     1,075     1,129     (4.8)    2,159     2,228     (3.1)
RECLASSIFIED      Toll services...........................       639       808    (20.9)    1,281     1,609    (20.4)
                  Cellular services.......................       536       407     31.7     1,028       769     33.7
                  Directory services......................       361       328     10.1       585       619     (5.5)
                  Other services and sales................       993       978      1.5     1,904     1,883      1.1
                                                              ------------------------------------------------------
                    Total revenues and sales..............     5,045     4,955      1.8     9,807     9,701      1.1
                                                              ------------------------------------------------------
                  OPERATING COSTS AND EXPENSES:
                  Cost of services and sales..............     2,047     2,099     (2.5)    3,976     4,142     (4.0)
                  Depreciation and amortization...........       906       842      7.6     1,800     1,679      7.2
                  Selling, general & administrative.......       857       839      2.1     1,632     1,638     (0.4)
                                                              ------------------------------------------------------
                    Total costs and expenses..............     3,810     3,780      0.8     7,408     7,459     (0.7)
                                                              ------------------------------------------------------
                  OPERATING INCOME(b).....................     1,235     1,175      5.1     2,399     2,242      7.0
                                                              ------------------------------------------------------
                  OTHER (INCOME) DEDUCTIONS:
                  Interest expense-net....................       257       270     (4.8)      517       530     (2.5)
                  Other-net(c)............................        14       (81)      --        40       (86)      --
                                                              ------------------------------------------------------
                  Income before income taxes..............       964       986     (2.2)    1,842     1,798      2.4
                  Income tax provision....................       383       393     (2.5)      718       705      1.8
                                                              ------------------------------------------------------
                  NET INCOME..............................    $  581    $  593     (2.0)   $1,124    $1,093      2.8
                                                              ======================================================
                  EARNINGS PER COMMON SHARE...............    $  .60    $  .62     (3.2)   $ 1.16    $ 1.14      1.8
                                                              ======================================================
                  AVERAGE COMMON SHARES...................       970       956      1.5       968       955      1.4
                                                              ======================================================
                ----------------------------------------------------------------------------------------------------

                NOTES:

                (a) With the ongoing convergence of wireline and wireless
                    operations, the Consolidated Statements of Income have been reformatted. Reclassifications of prior period data have been made where appropriate to conform to the current presentation.

                (b) The Consolidated Statements of Income for 1994 include the results of operations, through the date of sale, of GTE Spacenet and certain non-strategic domestic local-exchange telephone properties which were sold during 1994. For comparability, the table below includes pro forma adjustments to remove the 1994 operating results of GTE Spacenet and the telephone properties sold.

                                                                    SECOND QUARTER          SIX MONTHS ENDED JUNE 30,
                                                               ------------------------------------------------------
                                                                                 Percent                      Percent
                                                               1995      1994     Change     1995      1994    Change
                -----------------------------------------------------------------------------------------------------
                  Revenues and sales......................    $5,045    $4,828      4.5    $9,807    $9,449      3.8
                  Operating income........................    $1,235    $1,155      6.9    $2,399    $2,199      9.1
                -----------------------------------------------------------------------------------------------------

                NOTES:

                (c) In connection with the program to sell or trade a small percentage of non-strategic domestic local-exchange telephone properties, in the second quarter of 1994, GTE recorded pre-tax gains on sales of non-strategic telephone properties of $116 million. These gains increased net income by $71 million or $.07 per share.

                ---------------------------------------------------------------
                GTE Corporation and Subsidiaries
                SELECTED FINANCIAL AND OPERATING DATA-RECLASSIFIED
                (Millions of Dollars, Except Per Share Amounts)

                                                                    SECOND QUARTER          SIX MONTHS ENDED JUNE 30,
                                                               ------------------------------------------------------
                                                                                 Percent                      Percent
                                                               1995      1994     Change    1995       1994    Change
==============  -----------------------------------------------------------------------------------------------------
SECOND-QUARTER    CONSOLIDATED:
1995 EARNINGS     OPERATIONS:
RELEASE             Operating income......................    $1,235    $1,175      5.1    $ 2,399    $2,242      7.0
RECLASSIFIED        Depreciation and amortization...........     906       842      7.6      1,800     1,679      7.2
                                                              -------------------------------------------------------
                      Operating cash flow(a)..............    $2,141    $2,017      6.1    $ 4,199    $3,921      7.1
                                                              =======================================================
                    Operating cash flow margin............      42.4%     40.7%      --       42.8%     40.4%      --
                    Capital expenditures..................    $1,039    $  905     14.8    $ 1,810    $1,735      4.3
                    Return on equity(b)...................                                    21.2%     22.9%      --
                    Return on investment(b)...............                                    12.0      12.1       --
                    Debt ratio............................                                    52.7      56.7       --

                  PER SHARE DATA:
                    Book value per share..................                                 $ 11.24    $10.24      9.8
                    Dividends per share...................       .47       .47       --        .94       .94       --
                    Common shares outstanding at end of
                     period (thousands)...................                                 970,051   956,765      1.4

                  NETWORK STATISTICS:
                  Access lines (thousands):
                    United States.........................                                  17,934    17,148      4.6
                    International.........................                                   5,498     5,153      4.9(c)
                                                                                           --------------------------
                      Total access lines..................                                  23,432    22,301      4.6(c)
                                                                                           ==========================
                  Cellular subscribers (thousands):
                    United States.........................                                   2,713     1,878     44.5
                    International.........................                                     378       253     49.4
                                                                                           --------------------------
                      Total cellular subscribers..........                                   3,091     2,131     45.0
                                                                                           ==========================
                  Adjusted POPs (millions)(d):
                    United States.........................                                    72.3      52.9     36.7
                    International.........................                                    15.6      14.8      5.4
                                                                                           --------------------------
                      Total adjusted POPs.................                                    87.9      67.7     29.8
                                                                                           ==========================
              -------------------------------------------------------------------------------------------------------


                  (a) Excluding the operating results of GTE Spacenet and the non-strategic domestic local-exchange telephone properties sold in 1994, operating cash flow increased 8.3% and 9.3% over the 1994 second-quarter and year-to-date periods, respectively.

                  (b) The 1994 annualized returns include the gains on the sales of certain non-strategic domestic local-exchange telephone properties. Excluding these gains, the 1994 returns on equity and investment would have been 21.4 % and
                  11.5 %, respectively.

                  (c) Excluding CANTV, the Venezuelan telephone company, and the sales in 1994 of certain non-strategic domestic local-exchange telephone properties total access line growth rate was 5.4%. The international growth rate excludes 2.4 million and 2.2 million access lines served by CANTV in 1995 and 1994, respectively.

                  (d) Represents population served times GTE's ownership interest. The 1995 amount includes 19.3 million POPs associated with the 1.8 GHz broadband spectrum licenses recently acquired in four states. Operations in these markets have not yet commenced.

              -----------------------------------------------------------------
                 GTE Corporation and Subsidiaries
                 SELECTED FINANCIAL AND OPERATING DATA(a)-RECLASSIFIED (Millions of Dollars, Except Revenues Per Subscriber)


                                                                     SECOND QUARTER              FIRST SIX MONTHS
                                                               ---------------------------------------------------------
                                                                                  Percent                        Percent
                                                               1995      1994      Change    1995       1994      Change
============   ---------------------------------------------------------------------------------------------------------
SECOND-QUARTER    DOMESTIC NETWORK SERVICES(b):
1995 EARNINGS     Revenues:
RELEASE             Local network services................    $ 1,238    $ 1,125     10.0    $ 2,454    $ 2,236      9.7
RECLASSIFIED        Network access services
                      Interstate..........................        682        714     (4.5)     1,369      1,399     (2.1)
                      Intrastate..........................        388        413     (6.1)       783        825     (5.1)
                    Toll services.........................        401        539    (25.6)       806      1,064    (24.2)
                    Cellular services.....................        496        376     31.9        952        711     33.9
                                                              ----------------------------------------------------------
                        Total network revenues............    $ 3,205    $ 3,167      1.2    $ 6,364    $ 6,235      2.1
                                                              ==========================================================
                  U.S. TELEPHONE OPERATIONS:
                  Revenues and sales(c)...................    $ 3,417    $ 3,414      0.1    $ 6,696    $ 6,721     (0.4)
                  Operating income........................    $   937    $   882      6.2    $ 1,841    $ 1,732      6.3
                  Depreciation and amortization...........        687        646      6.3      1,369      1,288      6.3
                                                              ----------------------------------------------------------
                        Operating cash flow...............    $ 1,624    $ 1,528      6.3    $ 3,210    $ 3,020      6.3
                                                              ==========================================================
                  Operating cash flow margin..............       47.5%      44.8%      --       47.9%      44.9%      --
                  Capital Expenditures....................    $   632    $   629      0.5    $ 1,131    $ 1,150     (1.7)
                  Access minutes of use (millions)(d):
                      Interstate..........................     10,372      9,827      5.5     20,786     19,797      5.0
                      Intrastate..........................      5,501      4,878     12.8     10,832      9,670     12.0
                                                              ----------------------------------------------------------
                        Total access minutes of use.......     15,873     14,705      7.9     31,618     29,467      7.3
                                                              ==========================================================
                  Toll minutes (millions).................      2,410      2,589     (6.9)     4,834      5,209     (7.2)
                                                              ==========================================================
                  Access lines (thousands):
                    Switched..............................                                  16,335     15,881      2.9
                    Special...............................                                   1,599      1,267     26.2
                                                                                           ---------------------------
                        Total access lines................                                  17,934     17,148      4.6
                                                                                           ===========================
                  Access lines per employee...............                                     264        242      9.1

                  U.S. CELLULAR:
                  Service revenues........................    $  496    $  376     31.9    $   952    $   711     33.9
                  Operating income........................    $   93    $   74     25.7    $   184    $   118     55.9
                  Depreciation and amortization...........        83        65     27.7        162        128     26.6
                                                              --------------------------------------------------------
                        Operating cash flow...............    $  176    $  139     26.6    $   346    $   246     40.7
                                                              ========================================================
                  Operating cash flow margin(e)...........      35.5%     37.0%      --       36.3%      34.6%      --
                  Capital expenditures....................    $  205    $  142     44.4    $   293    $   232     26.3
                  Revenues per subscriber per month.......        63        70    (10.0)        63         69     (8.7)
                  End of period penetration(f)............                                     5.6%       3.9%      --
              --------------------------------------------------------------------------------------------------------

                  (a) The data presented includes the results of operations, through the date of sale, of certain non-strategic domestic local-exchange telephone properties which were sold during 1994. See accompanying table of pro forma results which exclude the results of these properties.

                  (b) Represents service revenues from GTE's U.S. telephone and cellular network operations.

                  (c) Represents domestic telephone revenues from local network access, toll and other services and equipment sales.

                  (d) Prior period amounts have been restated and include intraLATA minutes of use.

                  (e) Represents operating cash flow divided by cellular service revenues.

                  (f) Represents subscribers divided by total population available in markets operated by GTE's cellular operations.

              --------------------------------------------------------------
              GTE Corporation and Subsidiaries
              SELECTED FINANCIAL AND OPERATING DATA-PRO FORMA(a)-RECLASSIFIED (Millions of Dollars)

                                                                     SECOND QUARTER           SIX MONTHS ENDED JUNE 30,
                                                               ---------------------------------------------------------
                                                                                  Percent                        Percent
                                                               1995      1994      Change    1995       1994      Change
==============    ------------------------------------------------------------------------------------------------------
SECOND-QUARTER    DOMESTIC NETWORK SERVICES(b):
1995 EARNINGS     Revenues:
RELEASE             Local network services................    $ 1,238    $ 1,099     12.6    $ 2,454    $ 2,182     12.5
RECLASSIFIED        Network access services
                      Interstate..........................        682        689     (1.0)     1,369      1,351      1.3
                      Intrastate..........................        388        397     (2.3)       783        791     (1.0)
                    Toll services.........................        401        533    (24.8)       806      1,052    (23.4)
                    Cellular services.....................        496        376     31.9        952        711     33.9
                                                              ----------------------------------------------------------
                        Total network revenues............    $ 3,205    $ 3,094      3.6    $ 6,364    $ 6,087      4.6
                                                              ==========================================================
                  U.S. TELEPHONE OPERATIONS:
                  Revenues and sales(c)...................    $ 3,417    $ 3,335      2.5    $ 6,696    $ 6,561      2.1
                  Operating income........................    $   937    $   861      8.8    $ 1,841    $ 1,689      9.0
                  Depreciation & amortization.............        687        631      8.9      1,369      1,259      8.7
                                                              ----------------------------------------------------------
                        Operating cash flow...............    $ 1,624    $ 1,492      8.8    $ 3,210    $ 2,948      8.9
                                                              ==========================================================
                  Operating cash flow margin..............       47.5%      44.7%      --       47.9%      44.9%      --
                  Capital expenditures....................    $   632    $   614      2.9    $ 1,131    $ 1,124      0.6
                  Access minutes of use (millions)(d):
                      Interstate..........................     10,372      9,642      7.6     20,786     19,352      7.4
                      Intrastate..........................      5,501      4,749     15.8     10,832      9,464     14.5
                                                              ==========================================================
                        Total access minutes of use.......     15,873     14,391     10.3     31,618     28,816      9.7
                                                              ==========================================================
                  Toll minutes (millions).................      2,410      2,498     (3.5)     4,834      5,029     (3.9)
                                                              ==========================================================
                  Access lines (thousands):
                      Switched............................                                    16,335     15,736      3.8
                      Special.............................                                     1,599      1,258     27.1
                                                                                             ---------------------------
                        Total access lines................                                    17,934     16,994      5.5
                                                                                             ===========================
                  Access lines per employee...............                                       264        241      9.5
                  ------------------------------------------------------------------------------------------------------
                  NOTES:

                  (a) The pro forma data presented includes adjustments to
                      remove the results of operations, through the date of sale, of certain non-strategic domestic local-exchange telephone properties which were sold during 1994.

                  (b) Represents service revenues from GTE's U.S. telephone and cellular network operations.

                  (c) Represents domestic telephone revenues from local, network access, toll and other services and equipment sales.

                  (d) Prior period amounts have been restated and include
                      intraLATA minutes of use.


                        --------------------------------------------------------------------------------------------------------
                        GTE Corporation and Subsidiaries
                        CONDENSED SUMMARY OF CONSOLIDATED RESULTS(a)
                        (Millions of Dollars, Except Per Share Amounts)

                                                                                Second Quarter              First Six Months
                                                                          ------------------------------------------------------
                                                                                            Percent                     Percent
                                                                           1995     1994    Change     1995     1994    Change
==============          --------------------------------------------------------------------------------------------------------
SECOND-QUARTER          REVENUES AND SALES:
1995 EARNINGS           Telephone operations............................  $4,006   $3,984     0.6     $7,842   $7,849     (0.1)
RELEASE                 Telecommunications products and services........   1,039      971     7.0      1,965    1,852      6.1
AS REPORTED                                                               ------------------------------------------------------
                          Total revenues and sales......................  $5,045   $4,955     1.8     $9,807   $9,701      1.1
                                                                          ======================================================
                        OPERATING INCOME:
                        Telephone operations............................  $1,117   $1,068     4.6     $2,174   $2,093      3.9
                        Telecommunications products and services........     154      142     8.5        281      235     19.6
                                                                          ------------------------------------------------------
                          Total operating income........................   1,271    1,210     5.0      2,455    2,328      5.5
                                                                          ------------------------------------------------------
                        OTHER (INCOME) DEDUCTIONS:
                        Interest expense--net...........................     257      270    (4.8)       517      530     (2.5)
                        Other--net(b)...................................      49      (48)     --         93       (6)      --
                                                                          ------------------------------------------------------
                        Income before income taxes......................     965      988    (2.3)     1,845    1,804      2.3
                        Income tax provision............................     383      393    (2.5)       718      705      1.8
                                                                          ------------------------------------------------------
                        NET INCOME......................................     582      595    (2.2)     1,127    1,099      2.5
                        Preferred stock dividends.......................       1        2   (50.0)         3        6    (50.0)
                                                                          ------------------------------------------------------
                        NET INCOME APPLICABLE TO COMMON STOCK...........  $  581   $  593    (2.0)    $1,124   $1,093      2.8
                                                                          ======================================================
                        EARNINGS PER COMMON SHARE.......................  $  .60   $  .62    (3.2)    $ 1.16   $ 1.14      1.8
                                                                          ======================================================
                        AVERAGE COMMON SHARES...........................     970      956     1.5        968      955      1.4
                                                                          ======================================================

                        --------------------------------------------------------------------------------------------------------
                        NOTES:

                        (a) The Condensed Summary of Consolidated Results for 1994 includes the results of operations, through the date of sale, of GTE Spacenet and certain non-strategic domestic local-exchange telephone properties which were sold during 1994. For comparability, the table below includes pro forma adjustments to remove the 1994 operating results of GTE Spacenet and the telephone properties sold.


                                                                                Second Quarter              First Six Months
                                                                          ------------------------------------------------------
                                                                                            Percent                     Percent
                                                                           1995     1994    Change     1995     1994    Change
                        --------------------------------------------------------------------------------------------------------
                        REVENUES AND SALES:
                        Telephone operations............................  $4,006   $3,905     2.6    $7,842   $7,689       2.0
                        Telecommunications products and services........   1,039      923    12.6     1,965    1,760      11.6
                                                                          ------------------------------------------------------
                           Total revenues and sales.....................  $5,045   $4,828     4.5    $9,807   $9,449       3.8
                                                                          ======================================================
                        OPERATING INCOME:
                        Telephone operations............................  $1,117   $1,047     6.7    $2,174   $2,050       6.0
                        Telecommunications products and services........     154      143     7.7       281      235      19.6
                                                                          ------------------------------------------------------
                           Total operating income.......................  $1,271   $1,190     6.8    $2,455   $2,285       7.4
                                                                          ======================================================

                        (b) In connection with the program to sell or trade a small percentage of non-strategic domestic local-
                        exchange telephone properties, in the second quarter of 1994, GTE recorded pre-tax gains on sales of non-strategic telephone properties of $116 million. These gains increased net income by $71 million, or
                        $.07 per share.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   GTE CORPORATION
                                                     (Registrant)


                                        By  /s/ Lawrence R. Whitman
                                          -------------------------------
                                                Lawrence R. Whitman
                                           Vice President and Controller


Date: January 26, 1996

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